                                                                  EXHIBIT 23.1


                       Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 15, 1997, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-34391) and related Prospectus of Glasstech, Inc. dated October 8, 1997.


                                                   /s/ Ernst & Young LLP

                                                  Ernst & Young LLP

Toledo, Ohio
October 8, 1997